                                POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS: That each of the undersigned directors of Sabine River Holding Corp., a Delaware corporation ("Sabine"), hereby constitutes and appoints William E. Hantke and Jeffry N. Quinn, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign Sabine's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended; to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission; and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Signature                                Title                                  Date
         ---------                                -----                                  ----
/s/ Thomas D. O'Malley
---------------------------          Chairman of the Board, President and Chief      March 18, 2002
    Thomas D. O'Malley               Executive Officer (principal executive
                                     officer)
/s/ Stephen I. Chazen
---------------------------          Director                                        March 18, 2002
    Stephen I. Chazen

/s/ David I. Foley
---------------------------          Director                                        March 18, 2002
    David I. Foley

/s/ Robert L. Friedman
---------------------------          Director                                        March 18, 2002
    Robert L. Friedman

/s/ William E. Haynes
---------------------------          Director                                        March 18, 2002
    William E. Haynes
